                                                                    Exhibit 99.1

                     CAPITAL MARKETS ASSURANCE CORPORATION

                      FINANCIAL GUARANTY INSURANCE POLICY

                                  June 4, 1996

                                                               Policy No. SB9672


RE:            CHEVY CHASE HOME LOAN TRUST 1996-1 (the "Trust");
- --                                                      -----
               7.15% Home Loan Asset-Backed Certificates, Series 1996-1 (the

               "Certificates")
               -------------

Insured Obligation:
- ------------------
           Obligation of the Trust to pay, on or prior to the Policy Termination Date, up to $153,521,000 in aggregate principal amount of the Certificates, plus accrued and unpaid interest on the Certificates

Beneficiary:
- -----------
           Norwest Bank Minnesota, National Association, as trustee of the Trust, and its permitted successors and assigns under the Pooling and Servicing Agreement (the "Trustee")
                                     -------

    For consideration received, CAPITAL MARKETS ASSURANCE CORPORATION ("CapMAC"), hereby unconditionally and irrevocably guarantees to the
  ------
Beneficiary, payment of the Insured Obligation, subject to the terms of this financial guaranty insurance policy (the "Policy"). CapMAC agrees to pay to the
                                          ------
Beneficiary, in respect of each Monthly Payment Date on or prior to the Policy Termination Date, an amount (the "Payment Amount") equal to the sum of (a) the
                                  --------------
Interest Deficiency Draw Amount relating to such Monthly Payment Date, if any, and (b) the Principal Deficiency Draw Amount, if any, relating to such Monthly Payment Date; provided, however, that in no event shall the aggregate amount of
              --------  -------
payments made hereunder in respect of principal on the Certificates exceed $153,521,000 (the "Insured Principal Amount").
                   ------------------------

    Notwithstanding anything herein to the contrary, in no event shall CapMAC be obligated to make any payments in respect of principal on the Certificates pursuant to any Notice for Payment presented hereunder in an amount in excess of the lesser of (i) the Insured Principal Amount minus the sum of all amounts
                                               -----
theretofore paid in respect of principal on the Certificates pursuant to all Notices for Payment hereunder (the "Net Insured Principal Amount") and (ii) the
                                    ----------------------------
Principal Deficiency Draw Amount
calculated hereunder in respect of the Monthly Payment Date to which the Notice for Payment relates.

    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of May 1, 1996, by and between Chevy Chase Bank, F.S.B., as transferor (in such capacity, the "Transferor") and as servicer (in such capacity, the "Servicer")
               ----------                                           --------
and the Trustee (as the same may be amended, restated, supplemented or otherwise modified from time to time thereafter, the "Pooling and Servicing Agreement").
                                            -------------------------------

    "Insolvency Proceeding" means the commencement, after the date hereof, of
     ---------------------
any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any Person, or the commencement, after the date hereof, of any proceedings by or against any Person for the winding up or liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to any person.

    "Interest Deficiency Draw Amount" means, for any Monthly Payment Date, the
     -------------------------------
amount, if any, by which the Interest Distributable Amount with respect to such Monthly Payment Date exceeds all amounts on deposit in the Collection Account, the Excess Funding Account and the Reserve Fund which the Trustee is required to transfer, allocate or deposit to the Interest Distribution Account on the related Deposit Date pursuant to Section 14.05(c) of the Pooling and Servicing Agreement.

    "Principal Deficiency Draw Amount" means, for any Monthly Payment Date,
     --------------------------------

           (i) if such Monthly Payment Date relates to the Revolving Period, an Early Amortization Period or a Rapid Amortization Period (other than any such Monthly Payment Date corresponding to either of the dates described in clause (iii) below), the amount, if any, by which the Stated Certificate Principal Balance with respect to such Monthly Payment Date (calculated after giving effect to the allocation and deposit of the Reserve Fund Principal Transfer Amount, which the Trustee is required to transfer from the Reserve Fund on or prior to the related Deposit Date pursuant to Section 14.05(c) of the Pooling and Servicing Agreement) exceeds the Invested Amount with respect to such Monthly Payment Date; or

           (ii) if such Monthly Payment Date relates to the Amortization Period (other than any such Monthly Payment Date corresponding to either of the dates described in clause (iii) below), (A) for each Monthly Payment Date corresponding to a Distribution Date, the amount calculated for such Monthly Payment Date in accordance with the provisions of clause (i) above, and (B) for each other Monthly Payment Date, zero; or

           (iii) if such Monthly Payment Date is the Dissolution Distribution Date or the Stated Maturity Date (whichever first occurs), the amount, if any, by which the outstanding Certificate Principal Balance in effect as of the Deposit Date relating to such Monthly Payment Date exceeds the aggregate amount of all funds which the Trustee is required to transfer from the Collection Account, the Excess Funding Account and the Reserve Fund, on such related Deposit Date, to the Principal Distribution Account pursuant to the terms of the Pooling and Servicing Agreement.

    CapMAC will pay or cause to be paid to the Beneficiary, irrevocably and unconditionally and without the prior assertion of any defenses to payment, including fraud in inducement or fact, the amount demanded in a Notice for Payment (as defined below), not to exceed the Payment Amount for the Monthly Payment Date relating to such Notice for Payment, in immediately available funds on the later of (a) 11:00 a.m. New York City time on the Business Day immediately preceding such Monthly Payment Date and, (b) 11:00 a.m. New York City time on the second Business Day next succeeding presentation to CapMAC (as hereinafter provided) of a notice for payment in the form of Exhibit A hereto

("Notice for Payment"), appropriately completed and executed by the Beneficiary.
- --------------------

    A Notice for Payment under this Policy must be received by CapMAC by 2:00 p.m. New York City time on any Business Day by (a) delivery of the original Notice for Payment to CapMAC at its address set forth below, or (b) facsimile transmission of the original Notice for Payment to CapMAC at its facsimile number set forth below. If presentation is made by facsimile transmission, the Beneficiary shall (i) simultaneously confirm transmission by telephone to CapMAC at its telephone number set forth below, and (ii) as soon as reasonably practicable, deliver the original Notice for Payment to CapMAC at its address set forth below. Any Notice for Payment received by CapMAC after 2:00 p.m. New York City time, on a Business Day, or on any day that is not a Business Day, will be deemed to be received by CapMAC at 9:00 a.m., New York City time, on the next succeeding Business Day.

    Subject to the foregoing, if the payment of any Payment Amount pursuant hereto is voided (a "Preference Event") under any applicable bankruptcy,
                     ----------------
insolvency, receivership or similar law in an Insolvency Proceeding, and, as a result of such a Preference Event, the Beneficiary is required to return such voided payment, or any portion of such voided payment, in its possession made in respect of the Certificates (an "Avoided Payment"), CapMAC will pay on the
                                 ---------------
guarantee described in the first paragraph hereof, an amount equal to such Avoided Payment, irrevocably, absolutely and unconditionally and without the assertion of any defenses to payments, including fraud in inducement or fact or any other circumstances that would have the effect of discharging a surety in law or in equity, upon receipt by CapMAC from the Beneficiary of (x) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Beneficiary is required to return any such payment or portion thereof prior to the Termination Date (as defined below) of this Policy because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (y) an assignment, in form reasonably satisfactory to
      -----------
CapMAC, irrevocably assigning to CapMAC all rights and claims of such Beneficiary relating to or arising under such Avoided Payment and (z) a Notice for Payment in the form of Exhibit A hereto appropriately completed and executed
                           ---------
by the Beneficiary. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Beneficiary directly unless the Trustee has previously paid such amounts pursuant to a court order or otherwise.

    Notwithstanding anything in the foregoing paragraph to the contrary, in no event shall CapMAC be obligated to make any payment in respect of any Avoided Payment, which payment represents a payment of the principal amount of the Certificates, prior to the time CapMAC would have been required to make a payment in respect of such principal pursuant to the first paragraph of this Policy.

    CapMAC shall make payments due in respect of Avoided Payments prior to 1:00 p.m. New York City time on the second Business Day following CapMAC's receipt of the documents required under clauses (x) through (z) of the second preceding paragraph. Any such documents received by CapMAC after 2:00 p.m. New York City time on any Business Day or on any day that is not a Business Day shall be deemed to have been received by CapMAC at 9:00 a.m., New York City time, on the next succeeding Business Day. All payments made by CapMAC hereunder in respect of Avoided Payments will be made with CapMAC's own funds.

    CapMAC hereby waives and agrees not to assert any and all rights to require the Beneficiary to make demand on or to proceed against any person, party or security prior to demanding payment under this Policy.

    No defenses, set-offs and counterclaims of any kind available to CapMAC so as to deny payment of any amount due in respect of this Policy will be valid and CapMAC hereby waives and agrees not to assert any and all such defenses, set-offs and counterclaims, including, without limitation, any such rights acquired by subrogation, assignment or otherwise.

    Any rights of subrogation acquired by CapMAC as a result of any payment made under this Policy shall, in all respects, be subordinate and junior in right of payment to the prior indefeasible payment in full of all amounts due the Beneficiary on account of payments due under the Certificates.

    This Policy is neither transferable nor assignable, except in whole, but not in part, to a successor Trustee duly appointed and qualified under the Pooling and Servicing Agreement. Such transfer and assignment shall be effective upon receipt by CapMAC of a copy of the instrument effecting such transfer and assignment signed by the transferor and by the transferee, and a certificate, properly completed and signed by the transferor and the transferee, in the form of Exhibit C hereto (which shall be conclusive evidence of such transfer and
   ---------
assignment), and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Policy in the transferor's place; provided that, in such case,
                                                    --------
the Notice for Payment presented hereunder shall be a certificate of the transferee and shall be signed by a Person who states therein that he or she is a duly authorized officer of the transferee.

    All notices, presentations, transmissions, deliveries and communications made by the Beneficiary to CapMAC with respect to this Policy shall specifically refer to the number of this Policy and shall be made to CapMAC at:

               Capital Markets Assurance Corporation
               885 Third Avenue, 14th Floor
               New York, N.Y.  10022

               Attention:  Senior Vice President,
                 Consumer Structured Finance
               Telephone:  (212) 891-4272
               Facsimile:  (212) 891-1456
or such other address, officer, telephone number or facsimile number as CapMAC may designate to the Beneficiary in writing from time to time. Each such notice, presentation, delivery and communication shall be effective only upon actual receipt by CapMAC.

    The obligations of CapMAC under this Policy are irrevocable, primary, absolute and unconditional (except as expressly provided herein) and neither the failure of the Beneficiary, the Transferor or Servicer or any other person to perform any covenant or obligation in favor of CapMAC (or otherwise), nor the failure or omission to make a demand permitted hereunder, nor the commencement of any bankruptcy, debtor or other insolvency proceeding by or against the Beneficiary or the Transferor or Servicer or any other person shall in any way affect or limit CapMAC's obligations under this Policy. If an action or proceeding to enforce this Policy is brought, the Beneficiary shall be entitled to recover from CapMAC costs and expenses reasonably incurred, including without limitation reasonable fees and expenses of counsel.

    There shall be no acceleration of any payment due under this Policy unless such acceleration is at the sole option of CapMAC.

    This Policy and the obligations of CapMAC hereunder shall terminate upon the date (the "Policy Termination Date") which is the earliest to occur of: (i) the
           -----------------------
Distribution Date occurring in May, 2015, (ii) the date on which the Net Insured Principal Amount is reduced to zero, (iii) the receipt by CapMAC of written notice, together with the original of this Policy, from the Beneficiary substantially in the form of Exhibit B hereto, stating that the Trust has been
                             ---------
terminated in accordance with the terms of the Pooling and Servicing Agreement, signed by the Beneficiary, (iv) the Monthly Payment Date upon which the final distribution on the Certificates is made and all amounts owed under the Certificates have been paid in full, and (v) the receipt by CapMAC, on any Business Day following a downgrade of its claims paying ability rating by any Rating Agency, of written notice from the Servicer terminating this Surety Bond;

provided, however, that no termination under this clause (v) shall be effective
- --------  -------
unless and until (1) all amounts owed to CapMAC under the Insurance Agreement on the date such written notice is received by CapMAC are paid in full and in cash, and (2) the original of this Policy is received by CapMAC.

    This original of this Policy shall be returned to CapMAC upon the expiration of its term.

    THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE FUND SPECIFIED IN ARTICLE SEVENTY-SIX OF THE NEW YORK STATE INSURANCE LAW.

    This Policy sets forth in full the undertakings of CapMAC, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment to any other agreement or instrument, or by the merger, consolidation or dissolution of the Trust or any other Person and may not be canceled or revoked prior to the time it is terminated in accordance with the express terms hereof.

    THIS POLICY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, CapMAC has caused this Policy to be executed on the date first written above.

               CAPITAL MARKETS ASSURANCE CORPORATION



               By______________________________________
               Name:
               Title:

                                                  EXHIBIT A TO POLICY NO. SB9672

Capital Markets Assurance Corporation
885 Third Avenue
New York, New York  10022
    Attention:  Managing Director,
           Consumer Structured Finance


                               NOTICE FOR PAYMENT
                            UNDER POLICY NO. SB9672


 The undersigned individual, a duly authorized officer of Norwest Bank Minnesota, National Association, as Trustee (the "Beneficiary"), hereby
                                                  -----------
certifies to Capital Markets Assurance Corporation ("CapMAC"), with reference to
                                                     ------
the Policy No. SB9672 dated June 4, 1996 (the "Policy"), as follows:
                                               ------

    1. The Beneficiary is the Trustee under the Pooling and Servicing Agreement, dated as of May 1, 1996, by and among Chevy Chase Bank, F.S.B., as Transferor, Chevy Chase Bank, F.S.B., as Servicer and the Beneficiary, as Trustee (the "Pooling and Servicing Agreement").
              -------------------------------

    2. This notice relates to the [insert date], a Monthly Payment Date [and Distribution Date].

    3. The Beneficiary demands payment of $__________, which is the Payment Amount, as calculated pursuant to the Policy. The Payment Amount consists of:
(check as appropriate)

    the Interest Deficiency Draw Amount
___ in the amount of $__________;

    the Principal Deficiency Draw Amount
___ in the amount of $__________;

    [For a Notice for Payment in respect of an Avoided Payment use the following paragraphs 4 and 5.]

    4. The Trustee hereby represents and warrants, based upon information available to it, that (i) the amount entitled to be drawn under the Policy on
the date hereof in respect of an Avoided Payment is  [$              ] (the

"Avoided Payment Amount"), and (ii) the documents required by the Policy to be
- -----------------------
delivered in connection with such Avoided Payment and Avoided Payment Amount have previously been presented to CapMAC or are attached hereto.

    5.     The amount demanded is to be paid in immediately available funds by
wire transfer to [                   ].

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement and the Policy, as the case may be.


           IN WITNESS WHEREOF, this notice has been executed this ______ day of _____________________, ______.

               NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee



               By:_____________________________
                  Name:
                  Title:

                                                  EXHIBIT B TO POLICY NO. SB9672


Capital Markets Assurance Corporation
885 Third Avenue
New York, New York  10022

Attention:  Managing Director,
             Consumer Structured Finance


Ladies and Gentlemen:

    Reference is made to that certain Policy No. SB9672 dated June 4, 1996 which has been issued by Capital Markets Assurance Corporation in favor of Norwest Bank Minnesota, National Association, as Trustee.

    The undersigned hereby certifies and confirms that the Trust has terminated in accordance with the terms of the Pooling and Servicing Agreement.

    The original of the Policy is enclosed herewith and marked "CANCELLED".

               [Name of Trustee or
               Transferee]



               By:_____________________________
                  Name:
                  Title:

                                                  EXHIBIT C TO POLICY NO. SB9672


Capital Markets Assurance Corporation
885 Third Avenue, 14th Floor
New York, New York  10022

Attention: Managing Director,
               Consumer Structured Finance

Ladies and Gentlemen:

          Reference is made to that certain Policy No. SB9672 dated June 4, 1996 (the "Policy") which was originally issued by Capital Markets Assurance
      ------
Corporation in favor of Norwest Bank Minnesota, National Association, as
Trustee.

          The undersigned [Name of Transferor] has transferred and assigned (and hereby confirms to you said transfer and assignment) all of its rights in and under said Policy to [Name of Transferee] and confirms that [Name of Transferor] no longer has any rights under or interest in said Policy.

          Transferor and Transferee have indicated on the face of said Policy that it has been transferred and assigned to Transferee.

          Transferee hereby certifies that it is a duly authorized transferee under the terms of said Policy and the related Pooling and Servicing Agreement and is accordingly entitled, upon presentation of the document(s) called for therein, to receive payment thereunder.

               ______________________________
               [Name of Transferor]


               By:__________________________
                  [Name and Title of
               Authorized Officer of
               Transferor]


               _____________________________
               [Name of Transferee]


               By:__________________________
                  [Name and Title of
               Authorized Officer of
               Transferee]